UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 28, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
February 28, 2022
Allspring Utilities and High
Income Fund (ERH)

Managed Distribution Plan
Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Utilities and High Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi annual report for the Allspring Utilities and High
Income Fund for the six-month period that ended February 28, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, a spike in inflation, concerns regarding anticipated tightening of central bank monetary policy, and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -2.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -6.95%, while the MSCI EM Index (Net) (USD),3 trailed both developed market benchmarks with a return of -9.81%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -4.07%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned 6.54%, the Bloomberg Municipal Bond Index,6 returned -3.09%, and the ICE BofA U.S. High Yield Index,7 lost 2.96%.
Inflationary concerns caused markets to retreat.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the U.S. Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were still being considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
“ Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined, with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index

Allspring Utilities and High Income Fund  |  3

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds and closed end funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

Allspring Utilities and High Income Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominatd below investment grade (high yield) debt.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee , CFA®‡, Kent Newcomb, CFA®‡, Michael J. Schueller, CFA®‡, Jack Spudich, CFA®‡

Average annual total returns (%) as of February 28, 2022[1]
	6 months	1 year	5 year	10 year
Based on market value	-8.10	10.31	8.42	8.57
Based on net asset value (NAV)	-0.60	16.42	7.60	8.35
ERH Blended Index[2]	-0.37	14.27	8.01	9.47
ICE BofA U.S. High Yield Constrained Index[3]	-2.96	0.80	4.69	5.78
S&P 500 Utilities Sector Index[4]	0.58	20.10	9.20	10.81
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended February 28, 2022, was 1.09% which includes 0.18% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Sector Index and 30% in the ICE BofA U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.
[3]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[4]	The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Utilities and High Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of February 28, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index, ICE BofA U.S. High Yield Constrained Index and S&P 500 Utilities Sector Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.

Allspring Utilities and High Income Fund  |  7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

8  |  Allspring Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was -8.10% for the six-month period that ended February 28, 2022. During the same period, the Fund’s return based on net asset value (NAV) was -0.60%. Based on its NAV return, the Fund underperformed the ERH Blended Index, which returned -0.37%.
Rising inflation, COVID-19 variants, and the Russian-Ukraine war weighed on markets
Utilities lagged the overall market to start the period, affected by a rise in interest rates and a significant increase in natural gas prices. In recent months, concerns about economic growth have grown. Reasons include the Omicron COVID-19 variant, rising interest rates, supply chain disruptions, and the Russia-Ukraine war. All this contributed to increased market volatility. These conditions favored more stable sectors, including utilities.
Positioning for higher U.S. Treasury yields and oil prices and for recovery in sectors affected by COVID-19 continued to be themes expressed in the portfolio during the six months that ended February 28. Given the recent high inflation data and the Russia-Ukraine war, those first two themes hold even greater primacy.
In the first two months of 2022, rising inflation data quickly led the Treasury market from pricing in three U.S. Federal Reserve (Fed) rate hikes in 2022 to pricing in six. This has led to higher U.S. Treasury rates, a flatter yield curve, and BB-rated issues underperforming the broader high-yield bond market.
Demand recovery combined with production discipline largely explained firm oil prices through the ebb and flow of the Omicron wave. The Russian-Ukraine crisis has only strengthened oil prices, demonstrating how steep and inelastic the oil supply-demand curve is.
Ten largest holdings (%) as of February 28, 2022[1]
NextEra Energy Incorporated	14.00
Dominion Energy Incorporated	5.48
Duke Energy Corporation	5.20
Sempra Energy	5.04
American Electric Power Company Incorporated	4.63
The Southern Company	4.32
Exelon Corporation	4.21
Xcel Energy Incorporated	4.03
DTE Energy Company	3.26
CMS Energy Corporation	3.20
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Detractors included not owning two strong-performing utilities and long positions in cable/satellite bonds
The largest detractors were several index constituents not owned by the Fund that outperformed for the period. These included two utilities that operate in what the managers believe to be below-average regulatory environments. Another benefited from the rebound in gas utility stocks and the announcement of a change in the company’s management.
The Fund’s two worst-performing bonds were in the cable/satellite sector, where heightened competition and deteriorating pricing from new technologies led to spread widening and underperformance.
Sector allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Gas utility exposure and high-yield energy aided performance, along with avoiding rate-sensitive bonds
An overweight position in gas utilities helped relative performance. Gas utilities outperformed electric utilities during the period. Possible reasons include stabilizing natural gas prices and the probable recovery of extraordinary fuel costs from winter storm Uri last year. Several utilities have also recently sold gas subsidiaries at substantial premiums to public market valuations. Not owning several index components that underperformed the benchmark also helped. This included two unregulated power generation

Allspring Utilities and High Income Fund  |  9

Performance highlights (unaudited)
companies the managers have historically avoided based on concerns about dividend growth.
The high-yield portion of the Fund remained overweight the energy sector, a position that capitalized on rising oil and gas prices and produced three of its five top-performing names. Establishing a significant underweight to rate-sensitive, higher-credit-quality BB-rated bonds was also a major contributor to performance.
Two of the Fund’s top 10 performers as well as the third worst-performing name were in COVID-19-affected sectors. The better-performing credits built larger, emergency liquidity buffers more quickly than the detracting holding did. The Fund’s use of leverage had a negative impact on total return performance during this reporting period.
Credit quality as of February 28, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Risk management drove portfolio changes
The Fund managers added one stock to the portfolio during the period, an electric utility that the managers believe could benefit from new management and the opportunity to invest in renewable energy projects. The managers reduced positions in several stocks they believe either have elevated risks or relatively expensive valuations. They increased weightings in several holdings with what they believe are more attractive valuations and solid prospects for consistent, above-average dividend growth.
Geographic allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Growth outlook was tempered by rising risk prospects
Fundamentally, the managers continue to see a relatively clear path for moderate yet consistent growth in utility earnings and dividends. This, combined with attractive dividend yields, could provide investors with solid total return potential and below-average volatility. Opportunities for electric utilities to invest in modernization of the electrical grid should support healthy investment for many years. Additionally, utilities will continue to transition from coal-fired generation to renewables, which is also a multi-decade investment opportunity. The managers believe gas utilities have long-term opportunities to invest by replacing aging pipe infrastructure, thereby improving safety and reducing methane emissions. Challenges to the sector include the potential for accelerating inflation and increasing interest rates, normally viewed as negatives for utility stocks. Investor rotation back into more cyclical or higher growth stocks is also possible, especially if the global economic outlook improves.
Risk-reward considerations are balanced as the market reconciles tighter financial conditions that Fed tightening and geopolitical risk bring with strong issuer fundamentals and low default rates. Persistently high inflation data and/or a deepening of the Russia-Ukraine quagmire could push the markets toward pricing in a recession while resolution to these uncertainties would allow the bull market in credit to extend.

10  |  Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves.
Equity sleeve. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks of utility companies (“equity sleeve”). Utility companies may include, for example, companies that provide basic services such as water, sewage, and the transmission, generation and distribution of electricity and transmission and distribution of natural gas. The Fund may invest this portion of assets in companies across all market capitalizations.
We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock: cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential, and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth, and financial condition, helps the portfolio managers focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth.
We regularly review the investments of the equity sleeve and may sell a holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the equity sleeve of the Fund during this fiscal year.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality. This portion of the Fund invests in high yield securities rated between and including B3 and Ba1 by Moody’s or B- and BB+ by S&P or, if unrated, that are deemed by us to be of comparable quality at the time of purchase. This portion of the Fund’s portfolio targets securities with a minimum rating of B to BB at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase. No more than 10% of this portion of the Fund’s assets may be invested in securities that are rated CCC or below or are unrated.
Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging market issuers. The Fund may invest in non-investment-grade securities of any credit quality at the time of purchase.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund’s weighted average duration range for high yield U.S. debt securities is six years or less.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting the high yield portfolio. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity

Allspring Utilities and High Income Fund  |  11

Objective, strategies and risks (unaudited)
and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the high yield sleeve of the Fund during this fiscal year.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may invest up to 25% of its total assets in foreign securities.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The Fund may invest up to 10% of its total assets in corporate loans. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only

12  |  Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by us to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event we use derivatives for non-hedging purposes, no more than 10% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash

Allspring Utilities and High Income Fund  |  13

Objective, strategies and risks (unaudited)
at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Leverage. The Fund may borrow money from banks or financial institutions. Although it has no current intention to do so, the Fund also reserves the flexibility to issue preferred shares and debt securities for leveraging purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. The Fund will not borrow or issue preferred shares if, immediately after such borrowing or issuance, total leverage for the Fund exceeds 38% of the Fund’s total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. When the Fund leverages its assets, the fees paid to us for investment advisory and management services will be higher than if the Fund did not leverage because our fees are calculated based on the Fund’s total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, we may have differing interests than the Fund in determining whether to leverage the Fund’s assets. The Board of Trustees monitor this potential conflict.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies’ borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.
Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When

14  |  Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Leverage Risk. Leverage creates risks which may adversely affect the return for the holders of common shares, including (i) the likelihood of greater volatility of net asset value and the market price of common shares or fluctuations in the dividend paid to the Fund; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund’s total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund's return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Allspring Utilities and High Income Fund  |  15

Objective, strategies and risks (unaudited)
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Growth/Value Investment Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loans Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Market Capitalization Risk. The Fund may invest the portion of its assets invested in utility securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative

16  |  Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Allspring Utilities and High Income Fund  |  17

Portfolio of investments—February 28, 2022 (unaudited)

	Shares	Value
Common stocks: 82.77%
Energy: 0.24%
Energy equipment & services: 0.14%
Bristow Group Incorporated †	5,135	$ 170,174
Oil, gas & consumable fuels: 0.10%
Denbury Incorporated †	1,631	118,508
Financials: 0.18%
Mortgage REITs: 0.18%
Blackstone Mortgage Trust Incorporated Class A	2,257	71,727
Ladder Capital Corporation	6,254	71,671
Starwood Property Trust Incorporated	2,796	66,657
		210,055
Utilities: 82.35%
Electric utilities: 47.34%
Alliant Energy Corporation	29,270	1,709,368
American Electric Power Company Incorporated	60,760	5,507,894
Constellation Newenergy	39,259	1,805,129
Duke Energy Corporation	61,621	6,187,365
Entergy Corporation	22,292	2,345,341
Evergy Incorporated	29,385	1,833,918
Eversource Energy	33,554	2,744,717
Exelon Corporation	117,779	5,012,674
FirstEnergy Corporation	61,615	2,578,588
NextEra Energy Incorporated	212,655	16,644,507
The Southern Company	79,257	5,133,476
Xcel Energy Incorporated	71,281	4,799,350
		56,302,327
Gas utilities: 3.89%
Atmos Energy Corporation	29,092	3,194,593
ONE Gas Incorporated	17,268	1,434,798
		4,629,391
Multi-utilities: 28.56%
Ameren Corporation	38,992	3,351,362
CenterPoint Energy Incorporated	114,071	3,119,842
CMS Energy Corporation	59,487	3,807,763
Dominion Energy Incorporated	81,959	6,518,199
DTE Energy Company	31,881	3,876,411
Public Service Enterprise Group Incorporated	55,246	3,581,598
Sempra Energy	41,572	5,995,514
WEC Energy Group Incorporated	40,869	3,714,175
		33,964,864
Water utilities: 2.56%
American Water Works Company Incorporated	20,113	3,038,873
Total Common stocks (Cost $83,537,889)		98,434,192

The accompanying notes are an integral part of these financial statements.

18  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 32.80%
Communication services: 6.01%
Diversified telecommunication services: 0.51%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$ 30,000	$ 28,152
Cablevision Lightpath LLC 144A	5.63	9-15-2028	105,000	95,025
Level 3 Financing Incorporated 144A	3.63	1-15-2029	155,000	135,759
Level 3 Financing Incorporated 144A	4.25	7-1-2028	100,000	92,339
Level 3 Financing Incorporated 144A	4.63	9-15-2027	50,000	48,250
Zayo Group Holdings Incorporated 144A	6.13	3-1-2028	225,000	209,077
				608,602
Entertainment: 0.68%
CEC Entertainment LLC 144A	6.75	5-1-2026	125,000	118,953
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	220,000	211,141
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	48,000	48,840
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	190,000	203,425
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	235,000	228,596
				810,955
Interactive media & services: 0.22%
Rackspace Technology Company 144A	5.38	12-1-2028	295,000	264,763
Media: 4.30%
CCO Holdings LLC 144A	4.25	1-15-2034	100,000	91,940
CCO Holdings LLC 144A	4.50	8-15-2030	525,000	505,617
CCO Holdings LLC	4.50	5-1-2032	50,000	47,500
CCO Holdings LLC 144A	5.00	2-1-2028	25,000	25,152
CCO Holdings LLC 144A	5.13	5-1-2027	50,000	50,500
CCO Holdings LLC 144A	5.50	5-1-2026	2,000	2,040
Cinemark USA Incorporated 144A	5.25	7-15-2028	235,000	224,141
Cinemark USA Incorporated 144A	5.88	3-15-2026	65,000	64,025
Cinemark USA Incorporated 144A	8.75	5-1-2025	80,000	83,800
Clear Channel Outdoor Holdings 144A	5.13	8-15-2027	65,000	64,942
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	110,000	114,950
Covert Mergeco Incorporated 144A	4.88	12-1-2029	165,000	157,886
CSC Holdings LLC 144A	4.13	12-1-2030	170,000	152,646
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	166,676
CSC Holdings LLC 144A	5.75	1-15-2030	150,000	132,636
CSC Holdings LLC 144A	6.50	2-1-2029	200,000	202,500
CSC Holdings LLC 144A	7.50	4-1-2028	200,000	199,704
DIRECTV Holdings LLC 144A	5.75	12-1-2028	265,000	253,406
DIRECTV Holdings LLC 144A	5.88	8-15-2027	145,000	144,951
DISH DBS Corporation	5.13	6-1-2029	85,000	71,719
DISH DBS Corporation	7.75	7-1-2026	70,000	70,888
Gray Escrow II Incorporated 144A	5.38	11-15-2031	300,000	288,798
Gray Television Incorporated 144A	4.75	10-15-2030	250,000	234,426
Lamar Media Corporation	4.00	2-15-2030	40,000	38,501
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	125,000	121,250
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	125,000	127,813
Nielsen Finance LLC 144A	5.88	10-1-2030	45,000	43,581
Outfront Media Capital Corporation 144A	4.63	3-15-2030	125,000	118,281
Outfront Media Capital Corporation 144A	5.00	8-15-2027	25,000	24,775
QVC Incorporated	4.38	9-1-2028	200,000	181,171
QVC Incorporated	4.75	2-15-2027	425,000	399,500
Salem Media Group Incorporated 144A	6.75	6-1-2024	170,000	165,538
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  19

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media (continued)
Scripps Escrow II Incorporated 144A	3.88%	1-15-2029	$ 35,000	$ 32,800
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	215,000	204,465
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	50,000	49,903
Townsquare Media Incorporated 144A	6.88	2-1-2026	250,000	255,000
				5,113,421
Wireless telecommunication services: 0.30%
Consolidated Communications Holdings Incorporated 144A	6.50	10-1-2028	105,000	104,475
Sprint Capital Corporation	8.75	3-15-2032	90,000	124,875
T-Mobile USA Incorporated	3.50	4-15-2031	125,000	123,046
				352,396
Consumer discretionary: 3.97%
Auto components: 0.60%
Allison Transmission Incorporated 144A	5.88	6-1-2029	170,000	178,305
Clarios Global LP 144A	6.25	5-15-2026	60,000	62,066
Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	284,499
Tenneco Incorproated 144A	5.13	4-15-2029	185,000	185,463
				710,333
Automobiles: 0.10%
Ford Motor Company	3.25	2-12-2032	125,000	117,949
Diversified consumer services: 0.13%
Service Corporation International	7.50	4-1-2027	140,000	161,350
Hotels, restaurants & leisure: 1.80%
Carnival Corporation 144A	4.00	8-1-2028	150,000	143,738
Carnival Corporation 144A	6.00	5-1-2029	120,000	116,513
Carnival Corporation 144A	7.63	3-1-2026	203,000	208,682
Carnival Corporation 144A	9.88	8-1-2027	100,000	112,250
Carnival Corporation 144A	10.50	2-1-2026	60,000	67,350
CCM Merger Incorporated 144A	6.38	5-1-2026	475,000	485,844
NCL Corporation Limited 144A	5.88	3-15-2026	155,000	149,188
NCL Corporation Limited 144A	5.88	2-15-2027	120,000	120,150
NCL Corporation Limited 144A	7.75	2-15-2029	55,000	56,719
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	25,000	24,559
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	95,000	94,551
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	150,000	147,014
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	250,000	261,420
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	100,000	107,337
Six Flags Entertainment Company 144A	5.50	4-15-2027	50,000	50,427
				2,145,742
Household durables: 0.28%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	115,000	117,795
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	210,000	211,678
				329,473
Multiline retail: 0.21%
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	245,000	250,513
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Specialty retail: 0.76%
Asbury Automotive Group Incorporated	4.75%	3-1-2030	$ 56,000	$ 54,320
GAP Incorporated 144A	3.88	10-1-2031	90,000	80,657
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	120,000	115,650
Lithia Motors Incorporated 144A	3.88	6-1-2029	80,000	78,950
Lithia Motors Incorporated 144A	4.63	12-15-2027	25,000	25,563
Michaels Arts & Crafts Incorporated 144A	7.88	5-1-2029	255,000	223,125
NMG Holding Company Incorporated 144A	7.13	4-1-2026	100,000	103,000
Rent-A-Center Incorporated 144A	6.38	2-15-2029	235,000	225,013
				906,278
Textiles, apparel & luxury goods: 0.09%
G-III Apparel Group Limited 144A	7.88	8-15-2025	100,000	105,375
Consumer staples: 0.27%
Food products: 0.27%
CHS Incorporated 144A	5.25	5-15-2030	85,000	82,332
CHS Incorporated 144A	6.00	1-15-2029	10,000	10,013
CHS Incorporated 144A	6.88	4-15-2029	235,000	227,880
				320,225
Energy: 6.58%
Energy equipment & services: 1.47%
Bristow Group Incorporated 144A	6.88	3-1-2028	375,000	379,395
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	55,275
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	55,701
Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	76,451
Oceaneering International Incorporated	4.65	11-15-2024	80,000	78,730
Oceaneering International Incorporated	6.00	2-1-2028	225,000	223,875
Pattern Energy Operations LP 144A	4.50	8-15-2028	500,000	488,235
USA Compression Partners LP	6.88	4-1-2026	150,000	150,638
USA Compression Partners LP	6.88	9-1-2027	100,000	100,070
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	145,000	138,838
				1,747,208
Oil, gas & consumable fuels: 5.11%
Aethon United 144A	8.25	2-15-2026	430,000	455,409
Antero Resources Corporation 144A	5.38	3-1-2030	115,000	117,156
Antero Resources Corporation 144A	8.38	7-15-2026	23,000	25,243
Archrock Partners LP 144A	6.25	4-1-2028	135,000	135,000
Archrock Partners LP 144A	6.88	4-1-2027	125,000	128,318
Buckeye Partners LP 144A	4.50	3-1-2028	25,000	23,750
Buckeye Partners LP	5.85	11-15-2043	150,000	130,679
Cheniere Energy Partners LP 144A	3.25	1-31-2032	135,000	126,900
Cheniere Energy Partners LP	4.50	10-1-2029	75,000	76,440
Cheniere Energy Partners LP 144A	5.50	6-15-2031	250,000	248,750
Comstock Resources Incorporated 144A	5.88	1-15-2030	40,000	38,697
DCP Midstream Operating Company	5.13	5-15-2029	95,000	99,988
DT Midstream Incorporated 144A	4.13	6-15-2029	85,000	82,025
DT Midstream Incorporated 144A	4.38	6-15-2031	155,000	151,404
Encino Acquisition Partners Company 144A	8.50	5-1-2028	355,000	359,438
EnLink Midstream Partners LP	5.05	4-1-2045	210,000	173,641
EnLink Midstream Partners LP	5.38	6-1-2029	412,000	409,940
EnLink Midstream Partners LP	5.60	4-1-2044	75,000	63,938
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  21

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
EnLink Midstream Partners LP 144A	5.63%	1-15-2028	$ 35,000	$ 35,350
Enviva Partners LP 144A	6.50	1-15-2026	400,000	412,440
Harvest Midstream LP 144A	7.50	9-1-2028	120,000	121,116
Murphy Oil Corporation	5.75	8-15-2025	15,000	15,281
Murphy Oil Corporation	5.88	12-1-2027	25,000	25,469
Murphy Oil Corporation	6.38	7-15-2028	135,000	139,887
Murphy Oil Corporation	6.38	12-1-2042	75,000	70,313
Nabors Industries Incorporated 144A	7.38	5-15-2027	130,000	134,225
New Fortress Energy Incorporated 144A	6.50	9-30-2026	305,000	292,530
Occidental Petroleum Corporation	4.63	6-15-2045	360,000	346,585
Occidental Petroleum Corporation	6.20	3-15-2040	125,000	139,098
Occidental Petroleum Corporation	6.45	9-15-2036	475,000	559,313
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	180,000	183,600
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	55,000	57,269
Southwestern Energy Company	4.75	2-1-2032	75,000	74,582
Southwestern Energy Company	7.75	10-1-2027	41,000	43,255
Southwestern Energy Company	8.38	9-15-2028	110,000	120,038
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	125,000	120,395
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	75,000	70,688
Veture Global LNG Incorporated 144A	3.88	11-1-2033	35,000	33,704
Western Midstream Operating LP	5.30	3-1-2048	225,000	231,750
				6,073,604
Financials: 5.36%
Capital markets: 0.37%
Coinbase Global Incorporated 144A	3.63	10-1-2031	190,000	167,347
MSCI Incorporated 144A	3.25	8-15-2033	55,000	52,033
Oppenheimer Holdings Incorporated	5.50	10-1-2025	215,000	219,838
				439,218
Consumer finance: 2.52%
FirstCash Incorporated 144A	4.63	9-1-2028	80,000	75,526
FirstCash Incorporated 144A	5.63	1-1-2030	125,000	124,125
Ford Motor Credit Company LLC	4.39	1-8-2026	250,000	255,053
Ford Motor Credit Company LLC	5.11	5-3-2029	535,000	563,992
LFS Topco LLC 144A	5.88	10-15-2026	120,000	119,874
Navient Corporation	5.00	3-15-2027	195,000	188,175
Navient Corporation	5.50	3-15-2029	185,000	174,825
Navient Corporation	5.63	8-1-2033	125,000	108,779
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	160,000	156,000
PRA Group Incorporated 144A	5.00	10-1-2029	320,000	310,400
PROG Holdings Incorporated 144A	6.00	11-15-2029	110,000	105,600
Rocket Mortgage LLC 144A	2.88	10-15-2026	190,000	178,509
Rocket Mortgage LLC 144A	4.00	10-15-2033	155,000	144,266
Springleaf Finance Corporation	5.38	11-15-2029	100,000	100,586
Springleaf Finance Corporation	6.13	3-15-2024	50,000	51,500
Springleaf Finance Corporation	6.63	1-15-2028	125,000	133,551
Springleaf Finance Corporation	7.13	3-15-2026	125,000	135,500
Springleaf Finance Corporation	8.25	10-1-2023	65,000	69,388
				2,995,649
Diversified financial services: 0.65%
Hat Holdings LLC 144A	3.38	6-15-2026	120,000	113,700
Jefferies Finance LLC 144A	5.00	8-15-2028	140,000	134,750
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
LPL Holdings Incorporated 144A	4.38%	5-15-2031	$ 210,000	$ 204,750
LPL Holdings Incorporated 144A	4.63	11-15-2027	110,000	109,450
United Shore Financial Services LLC 144A	5.50	11-15-2025	225,000	216,563
				779,213
Insurance: 0.76%
Amwins Group Incorporated 144A	4.88	6-30-2029	210,000	200,025
AssuredPartners Incorporated 144A	5.63	1-15-2029	55,000	50,589
BroadStreet Partners Incorporated 144A	5.88	4-15-2029	240,000	223,200
Enact Holdings Incorporated 144A	6.50	8-15-2025	340,000	351,866
HUB International Limited 144A	5.63	12-1-2029	40,000	38,000
Ryan Specialty Group LLC 144A	4.38	2-1-2030	40,000	38,482
				902,162
Mortgage REITs: 0.44%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	125,000	118,125
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	185,000	179,550
Starwood Property Trust Incorporated	4.75	3-15-2025	90,000	90,936
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	130,000	132,438
				521,049
Thrifts & mortgage finance: 0.62%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	140,000	136,325
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	195,000	188,906
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	195,000	195,488
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	235,000	215,025
				735,744
Health care: 1.38%
Health care equipment & supplies: 0.21%
Avantor Funding Incorporated 144A	3.88	11-1-2029	80,000	76,985
Mozart Debt Merger Sub Incorporated 144A	5.25	10-1-2029	175,000	167,125
				244,110
Health care providers & services: 1.06%
180 Medical Incorporated 144A	3.88	10-15-2029	200,000	192,000
AdaptHealth LLC 144A	4.63	8-1-2029	45,000	40,597
Air Methods Corporation 144A	8.00	5-15-2025	280,000	232,400
Davita Incorporated 144A	4.63	6-1-2030	195,000	186,956
Encompass Health Corporation	4.63	4-1-2031	35,000	33,041
HealthSouth Corporation	5.75	9-15-2025	75,000	75,938
Mednax Incorporated 144A	5.38	2-15-2030	110,000	109,450
Select Medical Corporation 144A	6.25	8-15-2026	255,000	258,347
Tenet Healthcare Corporation 144A	4.88	1-1-2026	100,000	100,680
Vizient Incorporated 144A	6.25	5-15-2027	35,000	36,269
				1,265,678
Life sciences tools & services: 0.06%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	50,000	47,875
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	25,000	24,781
				72,656
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  23

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.05%
Bausch Health Companies Incorporated 144A	6.13%	2-1-2027	$ 55,000	$ 55,451
Industrials: 3.32%
Aerospace & defense: 0.36%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	90,000	92,487
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	75,000	77,925
TransDigm Group Incorporated 144A	6.25	3-15-2026	145,000	149,169
TransDigm Group Incorporated	7.50	3-15-2027	105,000	108,544
				428,125
Airlines: 1.04%
American Airlines Group Incorporated 144A	5.50	4-20-2026	225,000	230,267
American Airlines Group Incorporated 144A	5.75	4-20-2029	245,000	250,468
Hawaiian Airlines Incorporated	3.90	7-15-2027	155,749	153,110
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	375,000	379,688
United Airlines Incorporated 144A	4.63	4-15-2029	230,000	224,364
				1,237,897
Commercial services & supplies: 0.58%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	265,000	246,450
CoreCivic Incorporated	8.25	4-15-2026	235,000	238,525
IAA Spinco Incorporated 144A	5.50	6-15-2027	200,000	202,750
				687,725
Construction & engineering: 0.10%
Great Lakes Dredge & Dock Company 144A	5.25	6-1-2029	125,000	125,179
Machinery: 0.36%
Meritor Incorporated 144A	4.50	12-15-2028	115,000	117,588
Werner FinCo LP 144A	8.75	7-15-2025	295,000	305,325
				422,913
Road & rail: 0.38%
Uber Technologies Incorporated 144A	4.50	8-15-2029	150,000	143,603
Uber Technologies Incorporated 144A	8.00	11-1-2026	285,000	302,670
				446,273
Trading companies & distributors: 0.50%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	345,000	329,475
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	215,000	217,688
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	43,000	47,193
				594,356
Information technology: 1.77%
Communications equipment: 0.35%
CIENA Corporation 144A	4.00	1-31-2030	80,000	78,786
CommScope Technologies LLC 144A	5.00	3-15-2027	85,000	75,791
CommScope Technologies LLC 144A	8.25	3-1-2027	260,000	258,705
				413,282
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
IT services: 0.43%
Sabre GLBL Incorporated 144A	7.38%	9-1-2025	$ 40,000	$ 41,458
Sabre GLBL Incorporated 144A	9.25	4-15-2025	420,000	473,659
				515,117
Software: 0.99%
Fair Isaac Corporation 144A	5.25	5-15-2026	220,000	233,475
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	125,000	121,256
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	440,000	397,100
NCR Corporation 144A	5.13	4-15-2029	40,000	39,550
NCR Corporation 144A	6.13	9-1-2029	175,000	181,615
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	205,552
				1,178,548
Materials: 1.68%
Chemicals: 0.30%
Chemours Company 144A	4.63	11-15-2029	185,000	171,356
Olympus Water US Holding Corporation 144A	4.25	10-1-2028	200,000	186,520
				357,876
Containers & packaging: 0.71%
Ball Corporation	2.88	8-15-2030	425,000	388,361
Berry Global Incorporated 144A	5.63	7-15-2027	25,000	25,615
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	225,000	253,688
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	75,000	78,750
Sealed Air Corporation 144A	5.13	12-1-2024	100,000	103,500
				849,914
Metals & mining: 0.40%
Arches Buyer Incorporated 144A	4.25	6-1-2028	125,000	118,375
Arches Buyer Incorporated 144A	6.13	12-1-2028	80,000	75,200
Cleveland-Cliffs Incorporated 144A	4.88	3-1-2031	150,000	146,460
Cleveland-Cliffs Incorporated	5.88	6-1-2027	80,000	82,408
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	50,000	47,214
				469,657
Paper & forest products: 0.27%
Clearwater Paper Corporation 144A	4.75	8-15-2028	20,000	18,800
Vertical US Newco Incorporated 144A	5.25	7-15-2027	300,000	297,000
				315,800
Real estate: 0.92%
Equity REITs: 0.92%
Iron Mountain Incorporated 144A	4.50	2-15-2031	250,000	233,750
Iron Mountain Incorporated 144A	5.25	7-15-2030	265,000	262,942
Service Properties Trust Company	3.95	1-15-2028	130,000	112,775
Service Properties Trust Company	4.38	2-15-2030	100,000	87,073
Service Properties Trust Company	4.75	10-1-2026	100,000	92,481
Service Properties Trust Company	4.95	2-15-2027	240,000	223,200
Service Properties Trust Company	5.25	2-15-2026	75,000	71,063
Service Properties Trust Company	7.50	9-15-2025	15,000	15,754
				1,099,038
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  25

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Utilities: 1.54%
Electric utilities: 0.52%
NextEra Energy Operating Partners LP 144A	4.25%	9-15-2024	$ 2,000	$ 2,015
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	275,000	276,375
PG&E Corporation	5.00	7-1-2028	25,000	24,750
PG&E Corporation	5.25	7-1-2030	315,000	312,899
				616,039
Independent power & renewable electricity producers: 1.02%
NSG Holdings LLC 144A	7.75	12-15-2025	253,483	266,791
TerraForm Power Operating LLC 144A	4.25	1-31-2023	350,000	350,438
TerraForm Power Operating LLC 144A	4.75	1-15-2030	100,000	98,129
TerraForm Power Operating LLC 144A	5.00	1-31-2028	275,000	275,688
Vistra Operations Company LLC 144A	5.63	2-15-2027	225,000	230,380
				1,221,426
Total Corporate bonds and notes (Cost $38,942,136)				39,008,282
Loans: 3.39%
Communication services: 0.57%
Diversified telecommunication services: 0.21%
Intelsat Jackson Holdings SA (U.S. SOFR +4.25%) <±	4.75	2-1-2029	250,000	246,173
Media: 0.31%
DIRECTV Financing LLC (1 Month LIBOR +5.00%) ±	5.75	8-2-2027	229,713	228,938
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.25	3-28-2025	144,245	144,004
				372,942
Wireless telecommunication services: 0.05%
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%) ±	4.25	10-2-2027	62,000	61,148
Consumer discretionary: 0.24%
Auto components: 0.10%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028	119,399	117,051
Household durables: 0.07%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	89,100	87,652
Specialty retail: 0.07%
Great Outdoors Group LLC (1 Month LIBOR +3.75%) ±	4.50	3-6-2028	84,374	83,868
Consumer staples: 0.02%
Food products: 0.02%
Naked Juice LLC (U.S. SOFR +3.25%) <±	3.75	1-24-2029	23,636	23,415
Naked Juice LLC (U.S. SOFR +3.25%) ±	3.75	1-24-2029	1,364	1,351
				24,766
Energy: 0.13%
Oil, gas & consumable fuels: 0.13%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	5.50	9-29-2028	154,613	153,694
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financials: 0.96%
Consumer finance: 0.03%
PMHC II Incorporated (U.S. SOFR +4.25%) <±	4.75%	2-1-2029	$ 35,000	$ 34,446
Diversified financial services: 0.50%
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) ±	6.00	9-24-2024	235,040	216,354
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	5.25	4-30-2024	94,496	93,965
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	9.00	4-30-2025	105,857	105,460
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) ±	4.50	5-30-2025	175,000	173,579
				589,358
Insurance: 0.32%
Asurion LLC (1 Month LIBOR +5.25%) <±	5.46	1-31-2028	230,000	227,068
Asurion LLC (1 Month LIBOR +5.25%) ±	5.46	1-20-2029	55,000	54,313
HUB International Limited (1 Month LIBOR +3.25%) ±	4.00	4-25-2025	99,748	98,952
				380,333
Mortgage REITs: 0.11%
Claros Mortgage Trust Incoporated (U.S. SOFR +4.50%) ‡±	5.00	8-9-2026	135,000	134,325
Health care: 0.39%
Health care equipment & supplies: 0.12%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	143,541	142,105
Health care providers & services: 0.11%
Medrisk Incorporated (1 Month LIBOR +3.75%) ±	4.50	5-10-2028	49,713	49,060
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.25	7-6-2028	56,471	56,047
Press Ganey Holdings Incorporated (U.S. SOFR +3.75%) ‡±	4.50	7-24-2026	25,000	24,844
				129,951
Health care technology: 0.06%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%) ±	4.00	3-3-2028	69,325	68,671
Pharmaceuticals: 0.10%
Bausch Health Companies Incorporated (U.S. SOFR +5.25%) <±	5.75	1-27-2027	120,000	118,600
Industrials: 0.67%
Airlines: 0.22%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	250,000	260,845
Commercial services & supplies: 0.28%
Polaris Newco LLC (1 Month LIBOR +4.00%) <±	4.50	6-2-2028	299,275	297,201
Ring Container Technologies (1 Month LIBOR +3.75%) ‡±	4.27	8-12-2028	35,000	34,716
				331,917
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  27

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Machinery: 0.17%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.25%	10-8-2027	$ 24,171	$ 23,918
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	178,140	177,472
				201,390
Information technology: 0.13%
Software: 0.13%
Nexus Buyer LLC (1 Month LIBOR +6.25%) ±	6.75	10-29-2029	155,000	153,385
Materials: 0.18%
Containers & packaging: 0.08%
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%) ±	4.00	3-2-2028	98,755	98,344
Paper & forest products: 0.10%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-30-2027	118,507	117,576
Real estate: 0.10%
Equity REITs: 0.10%
The Geo Group Incorporated (3 Month LIBOR +2.00%) <±	2.75	3-22-2024	130,000	119,828
Total Loans (Cost $4,066,872)				4,028,368
Yankee corporate bonds and notes: 4.11%
Communication services: 0.46%
Diversified telecommunication services: 0.17%
Intelsat Jackson Holdings SA †	5.50	8-1-2023	470,000	203,275
Wireless telecommunication services: 0.29%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	100,000	101,250
Telesat Canada 144A	5.63	12-6-2026	70,000	51,450
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	200,000	191,740
				344,440
Energy: 0.52%
Energy equipment & services: 0.04%
Nabors Industries Limited 144A	7.25	1-15-2026	50,000	48,750
Oil, gas & consumable fuels: 0.48%
Baytex Energy Corporation 144A	8.75	4-1-2027	275,000	294,777
Griffin Coal Mining Company Limited 144A♦†	9.50	12-1-2016	61,339	0
Northriver Midstream Finance LP 144A	5.63	2-15-2026	270,000	271,350
				566,127
Financials: 0.11%
Diversified financial services: 0.11%
Castlelake Aviation Finance 144A	5.00	4-15-2027	140,000	132,300
Health care: 1.09%
Biotechnology: 0.16%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	200,000	189,000
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.93%
Bausch Health Companies Incorporated 144A	4.88%	6-1-2028	$ 70,000	$ 67,240
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	520,000	419,250
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	100,000	85,266
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	91,465
Teva Pharmaceutical Finance Netherlands III BV	4.75	5-9-2027	35,000	33,731
Teva Pharmaceutical Finance Netherlands III BV	5.13	5-9-2029	35,000	33,540
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	370,000	376,586
				1,107,078
Industrials: 1.69%
Aerospace & defense: 0.28%
Bombardier Incorporated 144A	6.00	2-15-2028	35,000	33,425
Bombardier Incorporated 144A	7.13	6-15-2026	55,000	54,931
Bombardier Incorporated 144A	7.88	4-15-2027	240,000	243,360
				331,716
Airlines: 0.63%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	340,000	413,591
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	130,000	141,284
VistaJet 144A	6.38	2-1-2030	210,000	199,823
				754,698
Commercial services & supplies: 0.04%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	50,000	50,749
Electrical equipment: 0.35%
Sensata Technologies BV 144A	4.00	4-15-2029	270,000	259,200
Sensata Technologies BV 144A	5.00	10-1-2025	45,000	46,534
Sensata Technologies BV 144A	5.63	11-1-2024	100,000	105,356
				411,090
Trading companies & distributors: 0.39%
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	485,000	458,204
Materials: 0.24%
Containers & packaging: 0.24%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	100,000	96,750
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	25,000	25,328
Ardagh Packaging Finance plc 144A	5.25	8-15-2027	180,000	171,101
				293,179
Total Yankee corporate bonds and notes (Cost $5,389,191)				4,890,606

The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  29

Portfolio of investments—February 28, 2022 (unaudited)

		Yield	Shares	Value
Short-term investments: 1.97%
Investment companies: 1.97%
Allspring Government Money Market Fund Select Class ♠∞##		0.03%	2,337,328	$ 2,337,328
Total Short-term investments (Cost $2,337,328)				2,337,328
Total investments in securities (Cost $134,273,416)	125.04%			148,698,776
Other assets and liabilities, net	(25.04)			(29,776,495)
Total net assets	100.00%			$118,922,281

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,085,704	$13,732,934	$(14,481,310)	$0	$0	$2,337,328	2,337,328	$265
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Utilities and High Income Fund

Statement of assets and liabilities—February 28, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $131,936,088)	$ 146,361,448
Investments in affiliated securities, at value (cost $2,337,328)	2,337,328
Cash	47,872
Receivable for dividends and interest	1,297,283
Receivable for investments sold	533,205
Prepaid expenses and other assets	5,635
Total assets	150,582,771
Liabilities
Secured borrowing payable	30,000,000
Payable for investments purchased	875,327
Dividends payable	694,525
Advisory fee payable	56,681
Accrued expenses and other liabilities	33,957
Total liabilities	31,660,490
Total net assets	$118,922,281
Net assets consist of
Paid-in capital	$ 107,201,413
Total distributable earnings	11,720,868
Total net assets	$118,922,281
Net asset value per share
Based on $118,922,281 divided by 9,290,157 shares issued and outstanding (unlimited number of shares authorized)	$12.80
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  31

Statement of operations—six months ended February 28, 2022 (unaudited)

Investment income
Dividends	$ 1,415,566
Interest	1,304,678
Income from affiliated securities	265
Total investment income	2,720,509
Expenses
Advisory fee	367,581
Administration fee	36,758
Custody and accounting fees	9,575
Professional fees	64,475
Shareholder report expenses	32,203
Trustees’ fees and expenses	10,992
Transfer agent fees	4,164
Interest expense	109,977
Other fees and expenses	15,862
Total expenses	651,587
Net investment income	2,068,922
Realized and unrealized gains (losses) on investments
Net realized gains on investments	262,093
Net change in unrealized gains (losses) on investments	(2,969,918)
Net realized and unrealized gains (losses) on investments	(2,707,825)
Net decrease in net assets resulting from operations	$ (638,903)
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Utilities and High Income Fund

Statement of changes in net assets

	Six months ended February 28, 2022 (unaudited)	Year ended August 31, 2021
Operations
Net investment income	$ 2,068,922	$ 4,083,654
Net realized gains on investments	262,093	1,243,278
Net change in unrealized gains (losses) on investments	(2,969,918)	14,799,145
Net increase (decrease) in net assets resulting from operations	(638,903)	20,126,077
Distributions to shareholders from
Net investment income and net realized gains	(4,129,017)	(5,288,149)
Tax basis return of capital	0	(2,655,332)
Total distributions to shareholders	(4,129,017)	(7,943,481)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	80,405	150,407
Total increase (decrease) in net assets	(4,687,515)	12,333,003
Net assets
Beginning of period	123,609,796	111,276,793
End of period	$118,922,281	$123,609,796
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  33

Statement of cash flows—six months ended February 28, 2022 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (638,903)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(23,281,954)
Proceeds from the sales of long-term securities	19,231,836
Amortization, net	49,011
Purchases and sales of short-term securities, net	748,376
Increase in receivable for investments sold	(115,547)
Increase in receivable for dividends and interest	(8,899)
Decrease in prepaid expenses and other assets	12,546
Increase in payable for investments purchased	149,416
Decrease in advisory fee payable	(6,145)
Increase in accrued expenses and other liabilities	27,674
Net realized gains on investments	(262,093)
Net change in unrealized gains (losses) on investments	2,969,918
Net cash provided by operating activities	(1,124,764)
Cash flows from financing activities:
Increase in secured borrowing payable	5,000,000
Cash distributions paid	(4,027,030)
Net cash used in financing activities	972,970
Net decrease in cash	(151,794)
Cash:
Beginning of period	199,666
End of period	$ 47,872
Supplemental cash disclosure
Cash paid for interest	$ 110,089
Supplemental non-cash financing disclosure
Reinvestment of dividends	$ 80,405
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Utilities and High Income Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
	Six months ended February 28, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.31	$12.00	$12.94	$12.43	$13.48	$12.75
Net investment income	0.22	0.33	0.37	0.80	0.85	0.88
Net realized and unrealized gains (losses) on investments	(0.29)	1.84	(0.36)	0.61	(1.00)	0.75
Total from investment operations	(0.07)	2.17	0.01	1.41	(0.15)	1.63
Distributions to shareholders from
Net investment income	(0.44)	(0.46)	(0.41)	(0.85)	(0.90)	(0.90)
Net realized gains	0.00	(0.11)	(0.04)	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.29)	(0.50)	(0.05)	0.00	0.00
Total distributions to shareholders	(0.44)	(0.86)	(0.95)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$12.80	$13.31	$12.00	$12.94	$12.43	$13.48
Market value, end of period	$13.08	$14.71	$12.78	$13.03	$12.65	$13.34
Total return based on market value[1]	(8.10)%	23.02%	5.72%	10.70%	1.85%	10.80%
Ratios to average net assets (annualized)
Net expenses[2]	1.09%	1.09%	1.35%	1.63%	1.42%	1.24%
Net investment income	3.46%	3.49%	3.21%	6.60%	6.51%	6.91%
Supplemental data
Portfolio turnover rate	13%	34%	68%	131%	109%	73%
Net assets, end of period (000s omitted)	$118,922	$123,610	$111,277	$119,820	$114,992	$124,693
Borrowings outstanding, end of period (000s omitted)	$30,000	$25,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$4,964	$5,944	$6,058	$6,446	$6,227	$6,668

[1]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 28, 2022 (unaudited)	0.18%
Year ended August 31, 2021	0.17%
Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
Year ended August 31, 2017	0.29%
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  35

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 . Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment companyregistered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new advisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the

36  |  Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes was $134,445,537 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$16,424,000
Gross unrealized losses	(2,170,761)
Net unrealized gains	$14,253,239

Allspring Utilities and High Income Fund  |  37

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 288,682	$ 0	$ 0	$ 288,682
Financials	210,055	0	0	210,055
Utilities	97,935,455	0	0	97,935,455
Corporate bonds and notes	0	39,008,282	0	39,008,282
Loans	0	3,401,539	626,829	4,028,368
Yankee corporate bonds and notes	0	4,890,606	0	4,890,606
Short-term investments
Investment companies	2,337,328	0	0	2,337,328
Total assets	$100,771,520	$47,300,427	$626,829	$148,698,776
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

38  |  Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $1,288,609, $748,799 and $(10,959) in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended February 28, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 28, 2022 and year ended August 31, 2021, the Fund issued 5,875 and 11,872 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended ended February 28, 2022, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6. BORROWINGS
The Fund has borrowed $30,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility, which was effective October 8, 2021, has a commitment amount of up to $30,000,000. The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, the Fund expects to negotiate a new interest rate for the Facility by the date the 1 Month LIBOR ceases to be published, which is currently through June 30, 2023. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 28, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy. Prior to October 8, 2021, the Fund had a commitment amount of $25,000,000 with interest charged at the 30 day LIBOR plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount.
During the six months ended February 28, 2022, the Fund had average borrowings outstanding of $27,342,541 at an average interest rate of 0.81% and paid interest in the amount of $109,977, which represents 0.18% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2022 were $23,281,954 and $18,428,931, respectively.
As of February 28, 2022, the Fund had an unfunded loan commitment of $1,066,731 .
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Utilities and High Income Fund  |  39

Notes to financial statements (unaudited)
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
February 24, 2022	March 14, 2022	April 1, 2022	$0.07512
March 25, 2022	April 11, 2022	May 2, 2022	0.07529
These distributions are not reflected in the accompanying financial statements.

40  |  Allspring Utilities and High Income Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
ANNUAL MEETING OF SHAREHOLDERS
On December 6, 2021, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	William R. Ebsworth	7,018,261
Shares voted “Withhold”		145,861
Shares voted “For”	Jane A. Freeman	6,972,334
Shares voted “Withhold”		191,788
Shares voted “For”	Judith M. Johnson*	6,987,180
Shares voted “Withhold”		176,942
* Ms. Johnson resigned from the Board effective December 31, 2021.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Utilities and High Income Fund  |  41

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 146 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

42  |  Allspring Utilities and High Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Allspring Utilities and High Income Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Allspring Utilities and High Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Utilities and High Income Fund  |  45

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

46  |  Allspring Utilities and High Income Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00347 04-22
SUHIF/SAR152 02-22

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2021 to 9/30/2021	0	0.00	0	927,619
10/1/2021 to 10/31/21	0	0.00	0	927,619
11/1/2021 to 11/30/2021	0	0.00	0	927,619
12/1/2021 to 12/31/2021	0	0.00	0	927,619
1/1/2022 to 1/31/2022	0	0.00	0	928,809
2/1/2022 to 2/28/2022	0	0.00	0	928,809
Total	0	0.00	0	928,809

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Section  19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:
/s/ Andrew Owen
Andrew Owen
President
Date:	April 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:
/s/ Andrew Owen
Andrew Owen
President
Date:	April 27, 2022

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer
Date:	April 27, 2022